UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒	Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to §240.14a-12

IVERIC bio, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

This Schedule 14A relates solely to preliminary communications made prior to furnishing security holders of IVERIC bio, Inc. (“the Company”) with a proxy statement related to a proposed transaction in which a wholly owned subsidiary of Astellas Pharma Inc. (“Guarantor”) will be merged with and into the Company, with the Company being the surviving corporation and continuing as an indirect wholly owned subsidiary of Guarantor (the “Proposed Transaction”), upon the terms and subject to the conditions set forth in the Agreement and Plan of Merger, dated April 28, 2023, among the Company, Astellas US Holding, Inc. (“Parent”), Berry Merger Sub, Inc., a wholly owned subsidiary of Parent, and Guarantor (together with its subsidiaries, “Astellas”).

This Schedule 14A filing consists of the following documents relating to the Proposed Transaction:

•	Exhibit 99.1: Form of letter distributed to employees
•	Exhibit 99.2: Employee FAQs
•	Exhibit 99.3: Form of letter distributed to clinical trial investigators
•	Exhibit 99.4: Form of letter distributed to key opinion leaders and physicians
•	Exhibit 99.5: Form of letter distributed to partners
•	Exhibit 99.6: Investor Q&A

*        *        *

Important Information and Where to Find It

In connection with the proposed acquisition, the Company will be filing documents with the SEC, including preliminary and definitive proxy statements relating to the proposed acquisition. This Schedule 14A is not a substitute for the proxy statement or any other document which the Company may file with the United States Securities and Exchange Commission (“SEC”). The definitive proxy statement will be mailed to the Company’s stockholders in connection with the proposed acquisition. BEFORE MAKING ANY VOTING DECISION, THE COMPANY’S INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PRELIMINARY AND DEFINITIVE PROXY STATEMENTS AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED ACQUISITION. Any vote in respect of resolutions to be proposed at the Company’s stockholder meeting to approve the proposed transaction or other responses in relation to the proposed transaction should be made only on the basis of the information contained in the Company’s proxy statement. Investors and security holders may obtain free copies of these documents (when they are available) and other related documents filed with the SEC at the SEC’s web site at www.sec.gov, and all documents filed by the Company with the SEC are available to all stockholders of the Company free of charge at https://investors.ivericbio.com/financial-information/sec-filings or by contacting the Company’s investor relations department at the following:

IVERIC bio, Inc.

Kathy Galante
Senior Vice President, Investor Relations
kathy.galante@ivericbio.com

Participants in the Solicitation

The Company, and its directors, executive officers and other members of management and certain other people may be deemed to be participants in the solicitation of proxies in connection with the proposed acquisition. Information about the Company’s directors and executive officers is included in the proxy statement for the Company’s annual meeting of stockholders for 2023, filed with the SEC on April 5, 2023. Additional information regarding these persons and their interests in the merger will be included in the proxy statement relating to the proposed acquisition when it is filed with the SEC. These documents, when available, can be obtained free of charge from the sources indicated above.

Forward-Looking Statements Disclaimer

All statements in this Schedule 14A, other than statements of historical fact, are statements that could be deemed “forward-looking statements.” In some cases, forward-looking statements may be identified by terminology such as “believe,” “may,” “will,” “should”, “predict”, “goal”, “strategy”, “potentially,” “estimate,” “continue,” “anticipate,” “intend,” “could,” “would,” “project,” “plan,” “expect,” “seek” and similar expressions and variations thereof. The Company intends these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in the U.S. Private Securities Litigation Reform Act of 1995.

This Schedule 14A contains “forward-looking statements” relating to, among other things, the proposed acquisition of the Company, by way of a merger of a subsidiary of Guarantor with and into the Company and the objectives of such proposed acquisition, Astellas’ and the Company’s beliefs and expectations regarding the potential benefits sought to be achieved by Astellas’ proposed acquisition of the Company, the potential effects of the proposed acquisition on both Astellas and the Company, the expected benefits and success of the Company’s product candidates, the anticipated timing for approval of ACP, the anticipated financing of the proposed acquisition, and the anticipated timing of completion of the proposed acquisition, each of which involves substantial risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements.

Risks and uncertainties include, among other things, risks related to the ability of the Company and Astellas to complete the transactions contemplated by the Merger Agreement; the satisfaction or waiver of the conditions to closing the proposed acquisition set forth in the Merger Agreement (including the failure to obtain necessary regulatory approvals and failure to obtain the requisite vote by the Company’s stockholders) in the anticipated timeframe or at all, including the possibility that the proposed acquisition does not close; the timing and nature of regulatory filings for the Company’s product candidates, and the possibility of a termination of the Merger Agreement; the possibility that competing offers to acquire the Company may be made; risks related to the ability to realize the anticipated benefits of the proposed acquisition, including the possibility that the expected benefits from the acquisition will not be realized or will not be realized within the expected time period; the risk that the Company’s business and products will not be integrated with those of Astellas successfully; the effects of disruption from the transactions contemplated by the Merger Agreement on the Company’s business and the fact that the announcement and pendency of the transactions may make it more difficult to establish or maintain relationships with employees, suppliers and other business partners; negative effects of this announcement or the consummation of the proposed acquisition on the market price of Astellas’ or the Company’s common stock and/or operating results; significant transaction costs; unknown liabilities; the risk of litigation and/or regulatory actions related to the proposed acquisition or the Company’s business; risks related to the financing of the acquisition; other business effects and uncertainties, including the effects of industry, market, business, economic, political or regulatory conditions; future exchange and interest rates; changes in tax and other laws, regulations, rates and policies; future business combinations or disposals; the uncertainties inherent in research and development, including the ability to meet anticipated clinical endpoints, commencement and/or completion dates for clinical trials, regulatory submission dates, regulatory approval dates and/or launch dates, as well as the possibility of unfavorable new clinical data and further analyses of existing clinical data; risks associated with interim data; the risk that clinical trial data is subject to differing interpretations and assessments by regulatory authorities; whether regulatory authorities will be satisfied with the design of and results from the clinical studies; whether and when drug applications may be filed in any jurisdictions for the Company’s pipeline products; whether and when any such applications may be approved by regulatory authorities, which will depend on myriad factors, including making a determination as to whether the product’s benefits outweigh its known risks and determination of the product’s efficacy and, if approved, whether any such products will be commercially successful; decisions by regulatory authorities impacting labeling, manufacturing processes, safety or other matters that could affect the availability or commercial potential of such products; and competitive developments.

Moreover, Astellas and the Company operate in very competitive and rapidly changing environments, and new risks emerge from time to time. Astellas and the Company have based these forward-looking statements on their current expectations and projections about future events and trends that they believe may affect the financial condition, results of operations, business strategy, short-term and long-term business operations and objectives and financial needs of Astellas and the Company, but they cannot guarantee future events, results, actions, levels of activity, performance or achievements, business and market conditions, the timing and results of biotechnology development and potential regulatory approval. The foregoing factors are not exhaustive. You should also carefully consider other risks and uncertainties that may affect the business of the Company, including those described in the “Forward-Looking Statements”, “Summary of Principal Risk Factors”, and “Risk Factors” sections of the Company’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and other documents filed from time to time with the SEC, all of which are available on the SEC’s website at www.sec.gov. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements and Astellas and the Company assume no obligation to, and do not intend to, update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise, unless required by applicable law.

Important Additional Information

This Schedule 14A is for informational purposes only and is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of the Company’s common stock or any other securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the proposed acquisition or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.

Exhibit 99.1

ISEE Transaction Employee Letter

Team,

Since we relaunched Iveric Bio in 2017, we have been driven by our mission to deliver transformational therapies for people with retinal diseases so they can live with hope in sight. Today marks the beginning of an exciting new chapter for Iveric Bio as we announced an agreement for Astellas Pharma to acquire Iveric Bio for $40.00 per share or approximately $5.9 billion. We encourage you to read the press release https://www.businesswire.com/news/home/20230430005023/en/Astellas-Enters-Into-Definitive-Agreement-to-Acquire-Iveric-Bio and attached FAQ to help answer some of your immediate questions.

Today’s announcement represents an important step forward – one that should accelerate our ability to make a meaningful difference in patients’ lives.

Thanks to your efforts, we have made significant progress on our journey. As we recently announced, the FDA accepted the filing of our new drug application for ACP for the treatment of geographic atrophy (GA) secondary to age-related macular degeneration (AMD), granting the NDA priority review and a PDUFA goal date of August 19, 2023. With the achievement of this important milestone, we moved closer to our goal of providing patients with a treatment for this devastating disease.

The Right Partner for Iveric Bio

By combining with Astellas, we have found a partner committed to helping us deliver even more innovative treatments for ophthalmic diseases to patients. Much like us, Astellas is committed to pioneering and developing transformative therapies to free patients from the fear of deteriorating vision.

Astellas, headquartered in Tokyo, is a global pharmaceutical company focused on the development of new drugs to address diseases with high unmet medical needs. Astellas’ vision to be “on the forefront of healthcare change to turn innovative science into VALUE for patients” is strongly aligned with our values. I encourage you to visit www.astellas.com to learn more.

A significant amount of thought and consideration went into this decision, which was unanimously approved by our Board of Directors. The Astellas team shares our unrelenting focus on patients and they value the talent of our employees and what we can provide as part of their organization. They are committed to continuing to build a cutting-edge, engaging, employee-first organization.

While we will have a change in ownership, we believe that Astellas’ values strongly align with the values we all share at Iveric Bio.

It is clear that Astellas is the right partner for us at the right time. Together, we will have enhanced scale and global reach, additional financial resources, and the ability to accelerate the rate at which we are able to bring our innovative therapies to patients.

Next Steps

So, what does this mean for the day-to-day work of our team across Iveric Bio? In the short term, nothing is changing. This means there is no change to your leader, role, responsibilities, compensation, or benefits until the transaction closes, which we expect to occur in the third quarter of 2023 (Astellas’ second fiscal quarter of 2023). Prior to closing, Iveric Bio and Astellas will continue to operate as separate and independent companies; however, there are certain things we do that will require consent from Astellas. Our legal team will provide you with guidance. We will continue to work towards our aspiration of being the Company making the most significant impact in retina.

Astellas is making an important investment in Iveric Bio and our people and is providing opportunities for their continued career development. Following the closing of the transaction, Iveric Bio will become a wholly owned subsidiary of Astellas, and will serve as a critical part of Astellas’ global ophthalmology organization. As with any transaction like this, there will be some natural overlap in roles, especially with regard to public company operations. However, we expect the impact for a vast majority of our people to be minimal as Astellas focuses on continued growth.

We will be holding a town hall tomorrow at 9:00 AM ET / 6:00 AM PT, to discuss this announcement in more detail. The purpose of this town hall is to share with you why we are so excited about this combination and provide you with additional information about next steps as we work towards bringing our two companies together. While we don’t have all the answers today, we are committed to keeping you informed as decisions are made.

Today’s announcement may generate increased interest in Iveric Bio from the media and others outside our organization. If you receive inquiries from the media, please immediately forward to Jeannie Neufeld, Senior Director, Public Relations & Communications at jeannie.neufeld@ivericbio.com. Any inquiries received from investors or other third parties should be sent to Kathy Galante, Senior Vice President, Investor Relations at kathy.galante@ivericbio.com. We also ask that you not discuss or post about the transaction on social media as there are SEC rules governing communications regarding the transaction.

Today is a transformative day for our Company and marks the beginning of an exciting new chapter in our ability to make a difference in our patients’ lives.

On behalf of our board of directors and leadership team, thank you for your continued dedication to Iveric Bio, each other and to the patients we serve.

Sincerely,

Glenn P. Sblendorio

Chief Executive Officer

Pravin U. Dugel, MD

President

Cautionary Notice Regarding Forward-Looking Statements

All statements in this communication, other than statements of historical fact, are statements that could be deemed “forward-looking statements.” In some cases, forward-looking statements may be identified by terminology such as “believe,” “may,” “will,” “should”, “predict”, “goal”, “strategy”, “potentially,” “estimate,” “continue,” “anticipate,” “intend,” “could,” “would,” “project,” “plan,” “expect,” “seek” and similar expressions and variations thereof. Iveric Bio intends these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in the U.S. Private Securities Litigation Reform Act of 1995.

This communication contains “forward-looking statements” relating to, among other things, the proposed acquisition of Iveric Bio by Astellas and the objectives of such proposed acquisition, Astellas’ and Iveric Bio’s beliefs and expectations regarding the potential benefits sought to be achieved by Astellas’ proposed acquisition of Iveric Bio, the potential effects of the proposed acquisition on both Astellas and Iveric Bio, the expected benefits and success of Iveric Bio’s product candidates, the potential for and anticipated timing for approval of ACP, the anticipated financing of the proposed acquisition, and the anticipated timing of completion of the proposed acquisition, each of which involves substantial risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements.

Risks and uncertainties include, among other things, risks related to the ability of Iveric Bio and Astellas to complete the transactions contemplated by the merger agreement; the satisfaction or waiver of the conditions to closing the proposed acquisition set forth in the merger agreement (including the failure to obtain necessary regulatory approvals and failure to obtain the requisite vote by Iveric Bio stockholders) in the anticipated timeframe or at all, including the possibility that the proposed acquisition does not close; the timing and nature of regulatory filings for Iveric Bio’s product candidates, and the possibility of a termination of the merger agreement; the possibility that competing offers to acquire Iveric Bio may be made; risks related to the ability to realize the anticipated benefits of the proposed acquisition, including the possibility that the expected benefits from the acquisition will not be realized or will not be realized within the expected time period; the risk that Iveric Bio’s business and products will not be integrated with those of Astellas successfully; the effects of disruption from the transactions contemplated by the merger agreement on Iveric Bio’s business and the fact that the announcement and pendency of the transactions may make it more difficult to establish or maintain relationships with employees, suppliers and other business partners; negative effects of this announcement or the consummation of the proposed acquisition on the market price of Astellas’ or Iveric Bio’s common stock and/or operating results; significant transaction costs; unknown liabilities; the risk of litigation and/or regulatory actions related to the proposed acquisition or Iveric Bio’s business; risks related to the financing of the acquisition; other business effects and uncertainties, including the effects of industry, market, business, economic, political or regulatory conditions; future exchange and interest rates; changes in tax and other laws, regulations, rates and policies; future business combinations or disposals; the uncertainties inherent in research and development, including the ability to meet anticipated clinical endpoints, commencement and/or completion dates for clinical trials, regulatory submission dates, regulatory approval dates and/or launch dates, as well as the possibility of unfavorable new clinical data and further analyses of existing clinical data; risks associated with interim data; the risk that clinical trial data is subject to differing interpretations and assessments by regulatory authorities; whether regulatory authorities will be satisfied with the design of and results from the clinical studies; whether and when drug applications may be filed in any jurisdictions for Iveric Bio’s pipeline products; whether and when any such applications may be approved by regulatory authorities, which will depend on myriad factors, including making a determination as to whether the product’s benefits outweigh its known risks and determination of the product’s efficacy and, if approved, whether any such products will be commercially successful; decisions by regulatory authorities impacting labeling, manufacturing processes, safety or other matters that could affect the availability or commercial potential of such products; expectations regarding personnel and human capital matters; and competitive developments.

Moreover, Astellas and Iveric Bio operate in very competitive and rapidly changing environments, and new risks emerge from time to time. Astellas and Iveric Bio have based these forward-looking statements on their current expectations and projections about future events and trends that they believe may affect the financial condition, results of operations, business strategy, short-term and long-term business operations and objectives and financial needs of Astellas and Iveric Bio, but they cannot guarantee future events, results, actions, levels of activity, performance or achievements, business and market conditions, the timing and results of biotechnology development and potential regulatory approval. The foregoing factors are not exhaustive. You should also carefully consider other risks and uncertainties that may affect the business of Iveric Bio, including those described in the “Forward-Looking Statements”, “Summary of Principal Risk Factors”, and “Risk Factors” sections of Iveric Bio’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and other documents filed from time to time with the SEC, all of which are available on the SEC’s website at www.sec.gov. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements and Astellas and Iveric Bio assume no obligation to, and do not intend to, update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise, unless required by applicable law.

Additional Information and Where to Find It

In connection with the proposed acquisition, Iveric Bio will be filing documents with the SEC, including preliminary and definitive proxy statements relating to the proposed acquisition. This communication is not a substitute for the proxy statement or any other document which Iveric Bio may file with the SEC. The definitive proxy statement will be mailed to Iveric Bio’s stockholders in connection with the proposed acquisition. BEFORE MAKING ANY VOTING DECISION, IVERIC BIO’S INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PRELIMINARY AND DEFINITIVE PROXY STATEMENTS AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED ACQUISITION. Any vote in respect of resolutions to be proposed at Iveric Bio’s stockholder meeting to approve the proposed transaction or other responses in relation to the proposed transaction should be made only on the basis of the information contained in Iveric Bio’s proxy statement. Investors and security holders may obtain free copies of these documents (when they are available) and other related documents filed with the SEC at the SEC’s web site at www.sec.gov, and all documents filed by Iveric Bio with the SEC are available to all stockholders of Iveric Bio free of charge at https://investors.ivericbio.com/financial-information/sec-filings.

Participants in the Solicitation

Iveric Bio, and its directors, executive officers and other members of management and certain other people may be deemed to be participants in the solicitation of proxies in connection with the proposed acquisition. Information about Iveric Bio’s directors and executive officers is included in the proxy statement for Iveric Bio’s annual meeting of stockholders for 2023, filed with the SEC on April 5, 2023. Additional information regarding these persons and their interests in the merger will be included in the proxy statement relating to the proposed acquisition when it is filed with the SEC. These documents, when available, can be obtained free of charge from the sources indicated above.

Important Additional Information

This communication is for informational purposes only and is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of Iveric Bio common stock or any other securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the proposed acquisition or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.

Exhibit 99.2

ISEE Employee FAQs

1.	Why are we pursuing this transaction with Astellas?

•	Since we relaunched Iveric Bio in 2017, we have been driven by our mission to deliver transformational therapies for people with retinal diseases so they can live with hope in sight.
•	This transaction represents an important step forward – one that should accelerate our ability to make a meaningful difference in our patients’ lives.
•	Together, we will have enhanced scale and global reach, additional financial resources, and the ability to accelerate the rate at which we are able to bring our innovative therapies to patients.
•	The Astellas team shares our unrelenting focus on patients and values the talent of our employees and what we can provide as part of their organization.
•	Upon close of the transaction, Iveric Bio will become a critical part of Astellas’ global ophthalmology organization, expanding the combined company’s global reach and providing us with additional financial resources to accelerate the rate at which we are able to bring our innovative therapies to patients.

2.	Will this transaction impact our mission or strategy?

•	No. This transaction reaffirms all that we have accomplished and believe in as a company and will help accelerate our mission to deliver transformational therapies for people with retinal diseases so they can live with hope in sight.
•	While we will have a change in ownership, we believe that Astellas’ values strongly align with the values we all share at Iveric Bio.
•	We will continue to work towards our aspiration of being the Company making the most significant impact in ophthalmology.

3.	Why are Iveric Bio and Astellas a good cultural fit?

•	A significant amount of thought and consideration went into this decision, which was unanimously approved by our Board of Directors.
•	The Astellas team shares our unrelenting focus on patients and values the talent of our employees and what we can provide as part of their organization.
•	Astellas’ vision to be “on the forefront of healthcare change to turn innovative science into VALUE for patients” is strongly aligned with our values.
•	Much like us, Astellas is committed to pioneering and developing transformative therapies to free patients from the fear of deteriorating vision.

4.	When do you expect to close the transaction?

•	We expect to close the transaction in the third quarter of 2023 (Astellas’ second fiscal quarter, 2023), subject to approval by Iveric Bio’s stockholders and other customary closing conditions, including receipt of required antitrust approvals.
•	Until close, Iveric Bio and Astellas will continue to operate as separate and independent companies.

5.	What will happen to the Iveric Bio leadership team?

•	This transaction is about growth, and we anticipate that the vast majority of employees, including Iveric Bio leadership, will have the opportunity to continue with the company.
•	Upon close of the transaction, we will become a critical part of Astellas’ global ophthalmology organization, expanding the combined company’s global reach and providing us with additional financial resources to accelerate the rate at which we are able to bring our innovative therapies to patients.

6.	What does this transaction mean for Iveric Bio employees?

•	Astellas is making an important investment in Iveric Bio and our people and is providing opportunities for continued career development while continuing to build a cutting-edge, engaging, employee-first organization.
•	As with any transaction like this, there will be some natural overlap in roles, especially with regard to public company operations.
•	However, we expect the impact from the transaction for the vast majority of our people to be minimal as Astellas focuses on continued growth.
•	We will continue to work towards our aspiration of being the Company making the most significant impact in ophthalmology.

7.	How does this transaction impact my day-to-day responsibilities?

•	In the short term, nothing is changing. This means there is no change to your leader, role, responsibilities, compensation, or benefits at least until the transaction closes. However, the merger agreement limits the Company from taking certain actions outside of the ordinary course of business without the consent of Astellas before closing. Our legal team will provide you with guidance.
•	In the long-term, we expect minimal impact from the transaction for the vast majority of employees.
•	Astellas is making an important investment in Iveric Bio and our people and providing opportunities for continued career development while continuing to build a cutting-edge, engaging, employee-first organization.
•	We are committed to keeping you informed as we move forward.

8.	Will there be reductions in force?

•	This transaction is about growth, and we expect that the vast majority of employees will continue in their roles with minimal impact.
•	Upon close of the transaction, we will become a critical part of Astellas’ global ophthalmology organization, expanding the combined company’s global reach and providing us with additional financial resources to accelerate the rate at which we are able to bring our innovative therapies to patients.
•	As with any transaction like this, there will be some natural overlap in roles, especially with regard to public company operations.
•	We are committed to keeping you informed as decisions are made between now and closing, but the best thing we can all do is stay focused on our day-to-day responsibilities and continuing our strong momentum with ACP.

9.	Does this affect Iveric Bio’s hiring plans? Will there be a hiring freeze?

•	At this time, we are not expecting any significant changes to our hiring plans.

10.	Does this affect our budget?

•	Until close, Iveric Bio and Astellas will continue to operate as separate and independent
•	At this time, we are not expecting any significant changes to our current budget.
•	The merger agreement limits the Company from taking certain actions outside of the ordinary course of business without the consent of Astellas before closing. Our legal team will provide you with guidance.

11.	If I am terminated, will I receive severance as part of the Change In Control severance plan (CIC plan)?

•	This transaction is about growth, and the vast majority of employees will have the opportunity to continue in their roles with minimal impact.
•	As with any transaction like this, there will be some natural overlap in roles, especially with regard to public company operations.
•	Employees who are terminated as result of the transaction are eligible for the CIC severance plan, in accordance with its terms.
•	Additional details regarding the CIC severance plan can be found on the HR HUB.

12.	Will there be any changes to reporting structures?

•	There are no changes to reporting structures at this time.
•	We are committed to keeping you informed as decisions are made between now and closing, but the best thing we can all do is stay focused on our day-to-day responsibilities and continuing our strong momentum with ACP.

13.	What is the plan for integrating Iveric Bio into Astellas?

•	Following the closing of the transaction, Iveric Bio will become a wholly owned subsidiary of Astellas and will serve as a critical part of Astellas’ global ophthalmology organization.
•	We are working through details of the integration planning now.
•	While we don’t have all the answers today, we are committed to keeping you informed as decisions are made.

14.	What will happen to Iveric Bio’s headquarters? Name and brand?

•	Following the closing of the transaction, Iveric Bio will become a wholly owned subsidiary of Astellas and will serve as a critical part of Astellas’ global ophthalmology organization.
•	We are working through details of the integration planning now.
•	While we don’t have all the answers today, we are committed to keeping you informed as decisions are made.

15.	Should Iveric Bio employees start working with their Astellas counterparts?

•	No. The transaction is expected to close in the third quarter of 2023 (Astellas’ second fiscal quarter of 2023), and until close, Iveric Bio and Astellas will continue to operate as separate and independent companies. The merger agreement limits the Company from taking certain actions outside of the ordinary course of business without the consent of Astellas before closing. Our legal team will provide you with guidance.
•	We ask that you do not contact anyone at Astellas unless explicitly instructed to do so.

16.	Will my email address change?

•	Until the transaction is complete, it is business as usual, and you should continue to use your existing email address.
•	If there are changes following the close of the transaction, we will communicate those well in advance.

17.	Will Iveric Bio still be a public company?

•	Iveric Bio will not be a standalone public company and our stock will stop trading publicly after the transaction is completed.

18.	Will my compensation and/or benefits change?

•	Until the transaction is complete, it is business as usual, and our current compensation and benefits programs remain in effect.

19.	Will I be receiving benefits from Iveric Bio or Astellas going forward? Will I have to change my insurance plan?

•	Until the transaction is complete, it is business as usual, and our current compensation and benefits programs remain in effect.
•	We are in the early days of this transition, and there are many details to be determined. As integration planning proceeds, you will be updated if any changes to benefits arrangements are planned following the close of the transaction.

20.	Will there be any changes to our company goals or bonus program?

•	We are continuing to execute on our company goals.
•	We plan to continue our 2023 annual bonus program and we are also permitted to amend the program to require Astellas to continue the program for the remainder of calendar year 2023.
•	After closing, Astellas has agreed to take into consideration whether the ability to achieve a particular corporate goal was impacted by the transaction, and if so, consider appropriate adjustments when administering the program.

21.	What will happen to my Iveric Bio equity compensation?

•	Once the transaction closes, the vested and unvested portion of any time-based equity award that you hold will be paid out in cash based on the transaction price of $40.00 per share. See below for further details on how stock options and RSUs will be treated.
•	The remaining portion of the ACP performance awards granted to certain employees on July 8, 2022, will continue to vest upon the NDA acceptance and approval for ACP. That is, vesting of these awards will be subject to hitting the second portion of the milestone which is based on meeting the goal of NDA approval for ACP. If the milestone is achieved before the transaction closes, the award will vest as Iveric Bio shares. If the milestone is met after the transaction closes, the award will vest and be paid out in cash based on the transaction price of $40.00 per share.

22.	If I own any shares of Iveric Bio (ISEE) stock outright - either through an RSU that has vested, a stock option that has been exercised and held, shares that have been purchased through the Employee Stock Purchase Plan (ESPP), or a purchase of stock I made on my own - what happens?

•	For each share of Iveric Bio stock that you own, at the time of the closing of the transaction, you will be entitled to $40.00 per share.
•	Between now and the closing of the transaction, you have the right to sell any shares that you own outright at your discretion, subject to our insider trading policy, including any applicable blackout periods. We are currently in a blackout period. As of now, we expect to open the trading window after we file our first quarter 10Q on or about May 10th, 2023.
•	If you are currently enrolled in the ESPP program and you do not make any changes, you will continue to make contributions through the end of the current offering period ending on June 15th, at which time you will purchase shares through the program. The current offering period will be the last ESPP offering period. Employees will not be able to enroll in the ESPP going forward.

23.	If I have unvested time-based Restricted Stock Units (RSUs), what happens?

•	Upon the closing of the transaction, all unvested time-based RSUs will be converted into the right to receive a cash payment with a value equal to $40.00 per share subject to the RSU, which will be paid shortly following the closing of the transaction.
•	As always, you will be responsible for taxes associated with your equity grants. Please consult a certified financial professional for more information.

24.	If I have time-based stock options, what happens?

•	Upon the closing of the transaction, all outstanding options with an exercise price of less than $40.00 per share will be converted into the right to receive a cash payment in an amount equal to $40.00 minus the per share exercise price for each option, which amount will be paid shortly following the closing of the transaction.
•	Between now and the closing of the transaction, you have the right to exercise any vested options at your discretion, subject to the terms of the applicable award agreement and our insider trading policy including any applicable blackout periods. We are currently in a blackout period. As of now, we expect to open the trading window after we file our first quarter 10Q on or about May 10th, 2023.
•	Any options you hold with an exercise price equal to or greater than $40.00 will, at the closing of the transaction, be forfeited and canceled without payment.
•	As always, you will be responsible for associated taxes. Please consult a certified financial professional.

25.	I was hired in April/May. What happens to my equity awards?

•	These equity awards will be converted into an equivalent value of time-based RSUs and they will be paid out in cash upon closing of the transaction as described above.

26.	How does this transaction impact my existing vesting schedule?

•	There will be no change to your existing vesting schedule between now and the closing of the transaction.

27.	What happens to any unvested equity if I leave Iveric Bio?

•	Any unvested equity will be forfeited if you leave Iveric Bio prior to the closing date of the transaction.

28.	What do I do if I receive inquiries from outside parties?

•	If you receive inquiries from the media, please forward to Jeannie Neufeld, Senior Director, Public Relations & Communications at jeannie.neufeld@ivericbio.com.
•	Any inquiries received from investors or other third parties should be sent to Kathy Galante, Senior Vice President, Investor Relations at kathy.galante@ivericbio.com.
•	We also ask that you not discuss or post about the transaction on social media as there are SEC rules governing communications regarding the transaction.

29.	Where can I go for more information?

•	If you have additional questions, please don’t hesitate to reach out to your manager or a member of the HR team.
•	We will be holding a town hall tomorrow morning at 9:00 AM ET / 6:00 AM PT, to discuss this announcement in more detail. The purpose of this town hall is to share with you why we are so excited about this combination and provide you with additional information about next steps as we work towards bringing our two companies together.

Cautionary Notice Regarding Forward-Looking Statements

All statements in this communication, other than statements of historical fact, are statements that could be deemed “forward-looking statements.” In some cases, forward-looking statements may be identified by terminology such as “believe,” “may,” “will,” “should”, “predict”, “goal”, “strategy”, “potentially,” “estimate,” “continue,” “anticipate,” “intend,” “could,” “would,” “project,” “plan,” “expect,” “seek” and similar expressions and variations thereof. Iveric Bio intends these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in the U.S. Private Securities Litigation Reform Act of 1995.

This communication contains “forward-looking statements” relating to, among other things, the proposed acquisition of Iveric Bio by Astellas and the objectives of such proposed acquisition, Astellas’ and Iveric Bio’s beliefs and expectations regarding the potential benefits sought to be achieved by Astellas’ proposed acquisition of Iveric Bio, the potential effects of the proposed acquisition on both Astellas and Iveric Bio, the expected benefits and success of Iveric Bio’s product candidates, the potential for and anticipated timing for approval of ACP, the anticipated financing of the proposed acquisition, and the anticipated timing of completion of the proposed acquisition, each of which involves substantial risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements.

Risks and uncertainties include, among other things, risks related to the ability of Iveric Bio and Astellas to complete the transactions contemplated by the merger agreement; the satisfaction or waiver of the conditions to closing the proposed acquisition set forth in the merger agreement (including the failure to obtain necessary regulatory approvals and failure to obtain the requisite vote by Iveric Bio stockholders) in the anticipated timeframe or at all, including the possibility that the proposed acquisition does not close; the timing and nature of regulatory filings for Iveric Bio’s product candidates, and the possibility of a termination of the merger agreement; the possibility that competing offers to acquire Iveric Bio may be made; risks related to the ability to realize the anticipated benefits of the proposed acquisition, including the possibility that the expected benefits from the acquisition will not be realized or will not be realized within the expected time period; the risk that Iveric Bio’s business and products will not be integrated with those of Astellas successfully; the effects of disruption from the transactions contemplated by the merger agreement on Iveric Bio’s business and the fact that the announcement and pendency of the transactions may make it more difficult to establish or maintain relationships with employees, suppliers and other business partners; negative effects of this announcement or the consummation of the proposed acquisition on the market price of Astellas’ or Iveric Bio’s common stock and/or operating results; significant transaction costs; unknown liabilities; the risk of litigation and/or regulatory actions related to the proposed acquisition or Iveric Bio’s business; risks related to the financing of the acquisition; other business effects and uncertainties, including the effects of industry, market, business, economic, political or regulatory conditions; future exchange and interest rates; changes in tax and other laws, regulations, rates and policies; future business combinations or disposals; the uncertainties inherent in research and development, including the ability to meet anticipated clinical endpoints, commencement and/or completion dates for clinical trials, regulatory submission dates, regulatory approval dates and/or launch dates, as well as the possibility of unfavorable new clinical data and further analyses of existing clinical data; risks associated with interim data; the risk that clinical trial data is subject to differing interpretations and assessments by regulatory authorities; whether regulatory authorities will be satisfied with the design of and results from the clinical studies; whether and when drug applications may be filed in any jurisdictions for Iveric Bio’s pipeline products; whether and when any such applications may be approved by regulatory authorities, which will depend on myriad factors, including making a determination as to whether the product’s benefits outweigh its known risks and determination of the product’s efficacy and, if approved, whether any such products will be commercially successful; decisions by regulatory authorities impacting labeling, manufacturing processes, safety or other matters that could affect the availability or commercial potential of such products; expectations regarding personnel and human capital matters; and competitive developments.

Moreover, Astellas and Iveric Bio operate in very competitive and rapidly changing environments, and new risks emerge from time to time. Astellas and Iveric Bio have based these forward-looking statements on their current expectations and projections about future events and trends that they believe may affect the financial condition, results of operations, business strategy, short-term and long-term business operations and objectives and financial needs of Astellas and Iveric Bio, but they cannot guarantee future events, results, actions, levels of activity, performance or achievements, business and market conditions, the timing and results of biotechnology development and potential regulatory approval. The foregoing factors are not exhaustive. You should also carefully consider other risks and uncertainties that may affect the business of Iveric Bio, including those described in the “Forward-Looking Statements”, “Summary of Principal Risk Factors”, and “Risk Factors” sections of Iveric Bio’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and other documents filed from time to time with the SEC, all of which are available on the SEC’s website at www.sec.gov. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements and Astellas and Iveric Bio assume no obligation to, and do not intend to, update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise, unless required by applicable law.

Additional Information and Where to Find It

In connection with the proposed acquisition, Iveric Bio will be filing documents with the SEC, including preliminary and definitive proxy statements relating to the proposed acquisition. This communication is not a substitute for the proxy statement or any other document which Iveric Bio may file with the SEC. The definitive proxy statement will be mailed to Iveric Bio’s stockholders in connection with the proposed acquisition. BEFORE MAKING ANY VOTING DECISION, IVERIC BIO’S INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PRELIMINARY AND DEFINITIVE PROXY STATEMENTS AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED ACQUISITION. Any vote in respect of resolutions to be proposed at Iveric Bio’s stockholder meeting to approve the proposed transaction or other responses in relation to the proposed transaction should be made only on the basis of the information contained in Iveric Bio’s proxy statement. Investors and security holders may obtain free copies of these documents (when they are available) and other related documents filed with the SEC at the SEC’s web site at www.sec.gov, and all documents filed by Iveric Bio with the SEC are available to all stockholders of Iveric Bio free of charge at https://investors.ivericbio.com/financial-information/sec-filings.

Participants in the Solicitation

Iveric Bio, and its directors, executive officers and other members of management and certain other people may be deemed to be participants in the solicitation of proxies in connection with the proposed acquisition. Information about Iveric Bio’s directors and executive officers is included in the proxy statement for Iveric Bio’s annual meeting of stockholders for 2023, filed with the SEC on April 5, 2023. Additional information regarding these persons and their interests in the merger will be included in the proxy statement relating to the proposed acquisition when it is filed with the SEC. These documents, when available, can be obtained free of charge from the sources indicated above.

Important Additional Information

This communication is for informational purposes only and is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of Iveric Bio common stock or any other securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the proposed acquisition or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.

Exhibit 99.3

ISEE Transaction Clinical Trial Investigator Letter

[Dear [NAME / Valued Patient] / INSERT CUSTOMARY GREETING],

I’m writing to share some important news about Iveric Bio. Today we announced that Iveric Bio has agreed to be acquired by Astellas Pharma, a Tokyo-based, global pharmaceutical company focused on the development of new drugs to address diseases with high unmet medical needs. The press release highlighting this announcement can be found here: https://www.businesswire.com/news/home/20230430005023/en/Astellas-Enters-Into-Definitive-Agreement-to-Acquire-Iveric-Bio.

Importantly, this announcement has no impact on the ongoing review of our NDA, the close out of GATHER2 or the ongoing open label extension study and Stargardt clinical trial. This important work is continuing without interruption, and we remain as committed as ever to executing our mission of discovering and developing treatments for retinal diseases with significant unmet medical needs.

Much like us, Astellas is committed to pioneering and developing transformative therapies to free patients from the fear of deteriorating vision. Astellas’ vision to be “on the forefront of healthcare change to turn innovative science into VALUE for patients” is strongly aligned with our values.

By combining with Astellas, we will have enhanced scale and global reach, additional financial resources, and the ability to accelerate the rate at which we are able to bring our innovative therapies to patients. Specifically, Astellas’ blindness and regeneration programs are highly complementary to our current clinical focus.

We expect the transaction will be completed in the third quarter of 2023 (Astellas’ second fiscal quarter of 2023), subject to approval by Iveric Bio’s stockholders and other customary closing conditions, including receipt of required antitrust approvals. At that point Iveric Bio will become a wholly owned subsidiary of Astellas, and will serve as a critical part of Astellas’ global ophthalmology organization.

Until then, we will continue to operate as a separate and independent company. Should you have any questions, please feel free to reach out to [me / your usual Iveric Bio contact].

As we embark on Iveric Bio’s next chapter, we hope you share our excitement about Iveric Bio’s future and greatly value your continued support.

Sincerely,

NAME

TITLE

Cautionary Notice Regarding Forward-Looking Statements

All statements in this communication, other than statements of historical fact, are statements that could be deemed “forward-looking statements.” In some cases, forward-looking statements may be identified by terminology such as “believe,” “may,” “will,” “should”, “predict”, “goal”, “strategy”, “potentially,” “estimate,” “continue,” “anticipate,” “intend,” “could,” “would,” “project,” “plan,” “expect,” “seek” and similar expressions and variations thereof. Iveric Bio intends these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in the U.S. Private Securities Litigation Reform Act of 1995.

This communication contains “forward-looking statements” relating to, among other things, the proposed acquisition of Iveric Bio by Astellas and the objectives of such proposed acquisition, Astellas’ and Iveric Bio’s beliefs and expectations regarding the potential benefits sought to be achieved by Astellas’ proposed acquisition of Iveric Bio, the potential effects of the proposed acquisition on both Astellas and Iveric Bio, the expected benefits and success of Iveric Bio’s product candidates, the potential for and anticipated timing for approval of ACP, the anticipated financing of the proposed acquisition, and the anticipated timing of completion of the proposed acquisition, each of which involves substantial risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements.

Risks and uncertainties include, among other things, risks related to the ability of Iveric Bio and Astellas to complete the transactions contemplated by the merger agreement; the satisfaction or waiver of the conditions to closing the proposed acquisition set forth in the merger agreement (including the failure to obtain necessary regulatory approvals and failure to obtain the requisite vote by Iveric Bio stockholders) in the anticipated timeframe or at all, including the possibility that the proposed acquisition does not close; the timing and nature of regulatory filings for Iveric Bio’s product candidates, and the possibility of a termination of the merger agreement; the possibility that competing offers to acquire Iveric Bio may be made; risks related to the ability to realize the anticipated benefits of the proposed acquisition, including the possibility that the expected benefits from the acquisition will not be realized or will not be realized within the expected time period; the risk that Iveric Bio’s business and products will not be integrated with those of Astellas successfully; the effects of disruption from the transactions contemplated by the merger agreement on Iveric Bio’s business and the fact that the announcement and pendency of the transactions may make it more difficult to establish or maintain relationships with employees, suppliers and other business partners; negative effects of this announcement or the consummation of the proposed acquisition on the market price of Astellas’ or Iveric Bio’s common stock and/or operating results; significant transaction costs; unknown liabilities; the risk of litigation and/or regulatory actions related to the proposed acquisition or Iveric Bio’s business; risks related to the financing of the acquisition; other business effects and uncertainties, including the effects of industry, market, business, economic, political or regulatory conditions; future exchange and interest rates; changes in tax and other laws, regulations, rates and policies; future business combinations or disposals; the uncertainties inherent in research and development, including the ability to meet anticipated clinical endpoints, commencement and/or completion dates for clinical trials, regulatory submission dates, regulatory approval dates and/or launch dates, as well as the possibility of unfavorable new clinical data and further analyses of existing clinical data; risks associated with interim data; the risk that clinical trial data is subject to differing interpretations and assessments by regulatory authorities; whether regulatory authorities will be satisfied with the design of and results from the clinical studies; whether and when drug applications may be filed in any jurisdictions for Iveric Bio’s pipeline products; whether and when any such applications may be approved by regulatory authorities, which will depend on myriad factors, including making a determination as to whether the product’s benefits outweigh its known risks and determination of the product’s efficacy and, if approved, whether any such products will be commercially successful; decisions by regulatory authorities impacting labeling, manufacturing processes, safety or other matters that could affect the availability or commercial potential of such products; expectations regarding personnel and human capital matters; and competitive developments.

Moreover, Astellas and Iveric Bio operate in very competitive and rapidly changing environments, and new risks emerge from time to time. Astellas and Iveric Bio have based these forward-looking statements on their current expectations and projections about future events and trends that they believe may affect the financial condition, results of operations, business strategy, short-term and long-term business operations and objectives and financial needs of Astellas and Iveric Bio, but they cannot guarantee future events, results, actions, levels of activity, performance or achievements, business and market conditions, the timing and results of biotechnology development and potential regulatory approval. The foregoing factors are not exhaustive. You should also carefully consider other risks and uncertainties that may affect the business of Iveric Bio, including those described in the “Forward-Looking Statements”, “Summary of Principal Risk Factors”, and “Risk Factors” sections of Iveric Bio’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and other documents filed from time to time with the SEC, all of which are available on the SEC’s website at www.sec.gov. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements and Astellas and Iveric Bio assume no obligation to, and do not intend to, update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise, unless required by applicable law.

Additional Information and Where to Find It

In connection with the proposed acquisition, Iveric Bio will be filing documents with the SEC, including preliminary and definitive proxy statements relating to the proposed acquisition. This communication is not a substitute for the proxy statement or any other document which Iveric Bio may file with the SEC. The definitive proxy statement will be mailed to Iveric Bio’s stockholders in connection with the proposed acquisition. BEFORE MAKING ANY VOTING DECISION, IVERIC BIO’S INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PRELIMINARY AND DEFINITIVE PROXY STATEMENTS AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED ACQUISITION. Any vote in respect of resolutions to be proposed at Iveric Bio’s stockholder meeting to approve the proposed transaction or other responses in relation to the proposed transaction should be made only on the basis of the information contained in Iveric Bio’s proxy statement. Investors and security holders may obtain free copies of these documents (when they are available) and other related documents filed with the SEC at the SEC’s web site at www.sec.gov, and all documents filed by Iveric Bio with the SEC are available to all stockholders of Iveric Bio free of charge at https://investors.ivericbio.com/financial-information/sec-filings.

Participants in the Solicitation

Iveric Bio, and its directors, executive officers and other members of management and certain other people may be deemed to be participants in the solicitation of proxies in connection with the proposed acquisition. Information about Iveric Bio’s directors and executive officers is included in the proxy statement for Iveric Bio’s annual meeting of stockholders for 2023, filed with the SEC on April 5, 2023. Additional information regarding these persons and their interests in the merger will be included in the proxy statement relating to the proposed acquisition when it is filed with the SEC. These documents, when available, can be obtained free of charge from the sources indicated above.

Important Additional Information

This communication is for informational purposes only and is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of Iveric Bio common stock or any other securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the proposed acquisition or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.

Exhibit 99.4

ISEE Physician / KOL Letter

[Dear [Dr. NAME / Valued Partner] / INSERT CUSTOMARY GREETING],

I’m writing to share some important news about Iveric Bio. Today we announced that Iveric Bio has agreed to be acquired by Astellas Pharma, a Tokyo-based, global pharmaceutical company focused on the development of new drugs to address diseases with high unmet medical needs. The press release highlighting this announcement can be found here: https://www.businesswire.com/news/home/20230430005023/en/Astellas-Enters-Into-Definitive-Agreement-to-Acquire-Iveric-Bio.

Our work, including preparing avacincaptad pegol (ACP) for potential regulatory approval and commercialization, is continuing without interruption. We remain as committed as ever to executing our mission of discovering and developing treatments for retinal diseases with significant unmet medical needs.

Since we relaunched Iveric Bio in 2017, we have been driven by our mission to deliver transformational therapies for people with retinal diseases so they can live with hope in sight. Today’s announcement represents an important step forward – one that should accelerate our ability to make a meaningful difference in patients’ lives.

Much like us, Astellas is committed to pioneering and developing transformative therapies to free patients from the fear of deteriorating vision. Astellas’ vision to be “on the forefront of healthcare change to turn innovative science into VALUE for patients” is strongly aligned with our values.

By combining with Astellas, we will have enhanced scale and global reach, additional financial resources, and the ability to accelerate the rate at which we are able to bring our innovative therapies to patients. Specifically, Astellas’ blindness and regeneration programs are highly complementary to our current clinical focus.

We expect the transaction will be completed in the third quarter of 2023 (Astellas’ second fiscal quarter of 2023), subject to approval by Iveric’s stockholders and other customary closing conditions, including receipt of required antitrust approvals. At that point Iveric Bio will become a wholly owned subsidiary of Astellas, and will serve as a critical part of Astellas’ global ophthalmology organization. Until then, we will continue to operate as a separate and independent company.

Should you have any questions, please feel free to reach out to [me / your usual Iveric Bio contact].

As we embark on Iveric Bio’s next chapter, we look forward to continuing to work together, now as part of a larger, stronger organization.

Thank you for continued partnership and support.

Sincerely,

NAME

TITLE

Cautionary Notice Regarding Forward-Looking Statements

All statements in this communication, other than statements of historical fact, are statements that could be deemed “forward-looking statements.” In some cases, forward-looking statements may be identified by terminology such as “believe,” “may,” “will,” “should”, “predict”, “goal”, “strategy”, “potentially,” “estimate,” “continue,” “anticipate,” “intend,” “could,” “would,” “project,” “plan,” “expect,” “seek” and similar expressions and variations thereof. Iveric Bio intends these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in the U.S. Private Securities Litigation Reform Act of 1995.

This communication contains “forward-looking statements” relating to, among other things, the proposed acquisition of Iveric Bio by Astellas and the objectives of such proposed acquisition, Astellas’ and Iveric Bio’s beliefs and expectations regarding the potential benefits sought to be achieved by Astellas’ proposed acquisition of Iveric Bio, the potential effects of the proposed acquisition on both Astellas and Iveric Bio, the expected benefits and success of Iveric Bio’s product candidates, the potential for and anticipated timing for approval of ACP, the anticipated financing of the proposed acquisition, and the anticipated timing of completion of the proposed acquisition, each of which involves substantial risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements.

Risks and uncertainties include, among other things, risks related to the ability of Iveric Bio and Astellas to complete the transactions contemplated by the merger agreement; the satisfaction or waiver of the conditions to closing the proposed acquisition set forth in the merger agreement (including the failure to obtain necessary regulatory approvals and failure to obtain the requisite vote by Iveric Bio stockholders) in the anticipated timeframe or at all, including the possibility that the proposed acquisition does not close; the timing and nature of regulatory filings for Iveric Bio’s product candidates, and the possibility of a termination of the merger agreement; the possibility that competing offers to acquire Iveric Bio may be made; risks related to the ability to realize the anticipated benefits of the proposed acquisition, including the possibility that the expected benefits from the acquisition will not be realized or will not be realized within the expected time period; the risk that Iveric Bio’s business and products will not be integrated with those of Astellas successfully; the effects of disruption from the transactions contemplated by the merger agreement on Iveric Bio’s business and the fact that the announcement and pendency of the transactions may make it more difficult to establish or maintain relationships with employees, suppliers and other business partners; negative effects of this announcement or the consummation of the proposed acquisition on the market price of Astellas’ or Iveric Bio’s common stock and/or operating results; significant transaction costs; unknown liabilities; the risk of litigation and/or regulatory actions related to the proposed acquisition or Iveric Bio’s business; risks related to the financing of the acquisition; other business effects and uncertainties, including the effects of industry, market, business, economic, political or regulatory conditions; future exchange and interest rates; changes in tax and other laws, regulations, rates and policies; future business combinations or disposals; the uncertainties inherent in research and development, including the ability to meet anticipated clinical endpoints, commencement and/or completion dates for clinical trials, regulatory submission dates, regulatory approval dates and/or launch dates, as well as the possibility of unfavorable new clinical data and further analyses of existing clinical data; risks associated with interim data; the risk that clinical trial data is subject to differing interpretations and assessments by regulatory authorities; whether regulatory authorities will be satisfied with the design of and results from the clinical studies; whether and when drug applications may be filed in any jurisdictions for Iveric Bio’s pipeline products; whether and when any such applications may be approved by regulatory authorities, which will depend on myriad factors, including making a determination as to whether the product’s benefits outweigh its known risks and determination of the product’s efficacy and, if approved, whether any such products will be commercially successful; decisions by regulatory authorities impacting labeling, manufacturing processes, safety or other matters that could affect the availability or commercial potential of such products; expectations regarding personnel and human capital matters; and competitive developments.

Moreover, Astellas and Iveric Bio operate in very competitive and rapidly changing environments, and new risks emerge from time to time. Astellas and Iveric Bio have based these forward-looking statements on their current expectations and projections about future events and trends that they believe may affect the financial condition, results of operations, business strategy, short-term and long-term business operations and objectives and financial needs of Astellas and Iveric Bio, but they cannot guarantee future events, results, actions, levels of activity, performance or achievements, business and market conditions, the timing and results of biotechnology development and potential regulatory approval. The foregoing factors are not exhaustive. You should also carefully consider other risks and uncertainties that may affect the business of Iveric Bio, including those described in the “Forward-Looking Statements”, “Summary of Principal Risk Factors”, and “Risk Factors” sections of Iveric Bio’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and other documents filed from time to time with the SEC, all of which are available on the SEC’s website at www.sec.gov. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements and Astellas and Iveric Bio assume no obligation to, and do not intend to, update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise, unless required by applicable law.

Additional Information and Where to Find It

In connection with the proposed acquisition, Iveric Bio will be filing documents with the SEC, including preliminary and definitive proxy statements relating to the proposed acquisition. This communication is not a substitute for the proxy statement or any other document which Iveric Bio may file with the SEC. The definitive proxy statement will be mailed to Iveric Bio’s stockholders in connection with the proposed acquisition. BEFORE MAKING ANY VOTING DECISION, IVERIC BIO’S INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PRELIMINARY AND DEFINITIVE PROXY STATEMENTS AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED ACQUISITION. Any vote in respect of resolutions to be proposed at Iveric Bio’s stockholder meeting to approve the proposed transaction or other responses in relation to the proposed transaction should be made only on the basis of the information contained in Iveric Bio’s proxy statement. Investors and security holders may obtain free copies of these documents (when they are available) and other related documents filed with the SEC at the SEC’s web site at www.sec.gov, and all documents filed by Iveric Bio with the SEC are available to all stockholders of Iveric Bio free of charge at https://investors.ivericbio.com/financial-information/sec-filings.

Participants in the Solicitation

Iveric Bio, and its directors, executive officers and other members of management and certain other people may be deemed to be participants in the solicitation of proxies in connection with the proposed acquisition. Information about Iveric Bio’s directors and executive officers is included in the proxy statement for Iveric Bio’s annual meeting of stockholders for 2023, filed with the SEC on April 5, 2023. Additional information regarding these persons and their interests in the merger will be included in the proxy statement relating to the proposed acquisition when it is filed with the SEC. These documents, when available, can be obtained free of charge from the sources indicated above.

Important Additional Information

This communication is for informational purposes only and is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of Iveric Bio common stock or any other securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the proposed acquisition or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.

Exhibit 99.5

ISEE Transaction Partner Letter

[Dear [NAME / Valued Partner] / INSERT CUSTOMARY GREETING],

I’m writing to share some important news about Iveric Bio. Today we announced that Iveric Bio has agreed to be acquired by Astellas Pharma, a Tokyo-based, global pharmaceutical company focused on the development of new drugs to address diseases with high unmet medical needs. The press release highlighting this announcement can be found here: https://www.businesswire.com/news/home/20230430005023/en/Astellas-Enters-Into-Definitive-Agreement-to-Acquire-Iveric-Bio.

We remain as committed as ever to executing our mission of discovering and developing treatments for retinal diseases with significant unmet medical needs. Any contracts and/or licensing agreements you may have with Iveric Bio will remain in place. We look forward to continuing to work with you.

Since we relaunched Iveric Bio in 2017, we have been driven by our mission to deliver transformational therapies for people with retinal diseases so they can live with hope in sight. Today’s announcement represents an important step forward – one that should accelerate our ability to make a meaningful difference in patients’ lives.

Much like us, Astellas is committed to pioneering and developing transformative therapies to free patients from the fear of deteriorating vision. Astellas’ vision to be “on the forefront of healthcare change to turn innovative science into VALUE for patients” is strongly aligned with our values.

By combining with Astellas, we will have enhanced scale and global reach, additional financial resources, and the ability to accelerate the rate at which we are able to bring our innovative therapies to patients. Specifically, Astellas’ blindness and regeneration programs are highly complementary to our current clinical focus.

We expect the transaction will be completed in the third quarter of 2023 (Astellas’ second fiscal quarter of 2023), subject to approval by Iveric Bio’s stockholders and other customary closing conditions, including receipt of required regulatory approvals. At that point Iveric Bio will become a wholly owned subsidiary of Astellas, and will serve as a critical part of Astellas’ global ophthalmology organization. Until then, we will continue to operate as a separate and independent company.

Should you have any questions, please feel free to reach out to [me / your usual Iveric Bio contact].

As we embark on Iveric Bio’s next chapter, we look forward to continuing to work together as part of a larger, stronger organization.

Thank you for continued partnership and support.

Sincerely,

NAME

TITLE

Iveric Bio’s Cautionary Notice Regarding Forward-Looking Statements

All statements in this press release, other than statements of historical fact, are statements that could be deemed “forward-looking statements.” In some cases, forward-looking statements may be identified by terminology such as “believe,” “may,” “will,” “should”, “predict”, “goal”, “strategy”, “potentially,” “estimate,” “continue,” “anticipate,” “intend,” “could,” “would,” “project,” “plan,” “expect,” “seek” and similar expressions and variations thereof. Iveric Bio intends these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in the U.S. Private Securities Litigation Reform Act of 1995.

This press release contains “forward-looking statements” relating to, among other things, the proposed acquisition of Iveric Bio by Astellas and the objectives of such proposed acquisition, Astellas’ and Iveric Bio’s beliefs and expectations regarding the potential benefits sought to be achieved by Astellas’ proposed acquisition of Iveric Bio, the potential effects of the proposed acquisition on both Astellas and Iveric Bio, the expected benefits and success of Iveric Bio’s product candidates, the potential for and anticipated timing for approval of ACP, the anticipated financing of the proposed acquisition, and the anticipated timing of completion of the proposed acquisition, each of which involves substantial risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements.

Risks and uncertainties include, among other things, risks related to the ability of Iveric Bio and Astellas to complete the transactions contemplated by the merger agreement; the satisfaction or waiver of the conditions to closing the proposed acquisition set forth in the merger agreement (including the failure to obtain necessary regulatory approvals and failure to obtain the requisite vote by Iveric Bio stockholders) in the anticipated timeframe or at all, including the possibility that the proposed acquisition does not close; the timing and nature of regulatory filings for Iveric Bio’s product candidates, and the possibility of a termination of the merger agreement; the possibility that competing offers to acquire Iveric Bio may be made; risks related to the ability to realize the anticipated benefits of the proposed acquisition, including the possibility that the expected benefits from the acquisition will not be realized or will not be realized within the expected time period; the risk that Iveric Bio’s business and products will not be integrated with those of Astellas successfully; the effects of disruption from the transactions contemplated by the merger agreement on Iveric Bio’s business and the fact that the announcement and pendency of the transactions may make it more difficult to establish or maintain relationships with employees, suppliers and other business partners; negative effects of this announcement or the consummation of the proposed acquisition on the market price of Astellas’ or Iveric Bio’s common stock and/or operating results; significant transaction costs; unknown liabilities; the risk of litigation and/or regulatory actions related to the proposed acquisition or Iveric Bio’s business; risks related to the financing of the acquisition; other business effects and uncertainties, including the effects of industry, market, business, economic, political or regulatory conditions; future exchange and interest rates; changes in tax and other laws, regulations, rates and policies; future business combinations or disposals; the uncertainties inherent in research and development, including the ability to meet anticipated clinical endpoints, commencement and/or completion dates for clinical trials, regulatory submission dates, regulatory approval dates and/or launch dates, as well as the possibility of unfavorable new clinical data and further analyses of existing clinical data; risks associated with interim data; the risk that clinical trial data is subject to differing interpretations and assessments by regulatory authorities; whether regulatory authorities will be satisfied with the design of and results from the clinical studies; whether and when drug applications may be filed in any jurisdictions for Iveric Bio’s pipeline products; whether and when any such applications may be approved by regulatory authorities, which will depend on myriad factors, including making a determination as to whether the product’s benefits outweigh its known risks and determination of the product’s efficacy and, if approved, whether any such products will be commercially successful; decisions by regulatory authorities impacting labeling, manufacturing processes, safety or other matters that could affect the availability or commercial potential of such products; expectations regarding personnel and human capital matters; and competitive developments.

Moreover, Astellas and Iveric Bio operate in very competitive and rapidly changing environments, and new risks emerge from time to time. Astellas and Iveric Bio have based these forward-looking statements on their current expectations and projections about future events and trends that they believe may affect the financial condition, results of operations, business strategy, short-term and long-term business operations and objectives and financial needs of Astellas and Iveric Bio, but they cannot guarantee future events, results, actions, levels of activity, performance or achievements, business and market conditions, the timing and results of biotechnology development and potential regulatory approval. The foregoing factors are not exhaustive. You should also carefully consider other risks and uncertainties that may affect the business of Iveric Bio, including those described in the “Forward-Looking Statements”, “Summary of Principal Risk Factors”, and “Risk Factors” sections of Iveric Bio’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and other documents filed from time to time with the SEC, all of which are available on the SEC’s website at www.sec.gov. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements and Astellas and Iveric Bio assume no obligation to, and do not intend to, update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise, unless required by applicable law.

Additional Information and Where to Find It

In connection with the proposed acquisition, Iveric Bio will be filing documents with the SEC, including preliminary and definitive proxy statements relating to the proposed acquisition. This press release is not a substitute for the proxy statement or any other document which Iveric Bio may file with the SEC. The definitive proxy statement will be mailed to Iveric Bio’s stockholders in connection with the proposed acquisition. BEFORE MAKING ANY VOTING DECISION, IVERIC BIO’S INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PRELIMINARY AND DEFINITIVE PROXY STATEMENTS AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED ACQUISITION. Any vote in respect of resolutions to be proposed at Iveric Bio’s stockholder meeting to approve the proposed transaction or other responses in relation to the proposed transaction should be made only on the basis of the information contained in Iveric Bio’s proxy statement. Investors and security holders may obtain free copies of these documents (when they are available) and other related documents filed with the SEC at the SEC’s web site at www.sec.gov, and all documents filed by Iveric Bio with the SEC are available to all stockholders of Iveric Bio free of charge at https://investors.ivericbio.com/financial-information/sec-filings.

Participants in the Solicitation

Iveric Bio, and its directors, executive officers and other members of management and certain other people may be deemed to be participants in the solicitation of proxies in connection with the proposed acquisition. Information about Iveric Bio’s directors and executive officers is included in the proxy statement for Iveric Bio’s annual meeting of stockholders for 2023, filed with the SEC on April 5, 2023. Additional information regarding these persons and their interests in the merger will be included in the proxy statement relating to the proposed acquisition when it is filed with the SEC. These documents, when available, can be obtained free of charge from the sources indicated above.

Important Additional Information

This communication is for informational purposes only and is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of Iveric Bio common stock or any other securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the proposed acquisition or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.

Exhibit 99.6

ISEE Transaction Investor Top Q&A

1.	Why is this transaction a good deal for shareholders?

•	This transaction with Astellas, a highly respected pharmaceutical company, demonstrates the significant value that we have built for our shareholders and recognizes the tremendous work by our dedicated team at Iveric Bio.
•	The purchase price represents a premium of 64% to Iveric Bio’ unaffected closing share price of US $24.33 on March 31, 2023, and a premium of 75% to Iveric Bio’s 30 trading day volume weighted average price as of March 31, 2023.
•	We look forward to the closing of the transaction, which is expected in the third quarter of 2023, and delivering substantial value to our shareholders.

2.	How did this transaction come about? Who approached whom? Did the Board run a process to sell the company?

•	These details will be available in our proxy statement for the stockholders’ meeting to approve the transaction, which will be filed in the coming weeks.

3.	Is there a break up fee? What approvals are required?

•	There is a break up fee as is customary for a transaction of this nature.
•	The transaction is subject to approval by Iveric Bio’s stockholders and other customary closing conditions, including receipt of required antitrust approvals.
•	Additional details will be available in the merger agreement, which will be filed imminently.

Cautionary Notice Regarding Forward-Looking Statements

All statements in this communication, other than statements of historical fact, are statements that could be deemed “forward-looking statements.” In some cases, forward-looking statements may be identified by terminology such as “believe,” “may,” “will,” “should”, “predict”, “goal”, “strategy”, “potentially,” “estimate,” “continue,” “anticipate,” “intend,” “could,” “would,” “project,” “plan,” “expect,” “seek” and similar expressions and variations thereof. Iveric Bio intends these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in the U.S. Private Securities Litigation Reform Act of 1995.

This communication contains “forward-looking statements” relating to, among other things, the proposed acquisition of Iveric Bio by Astellas and the objectives of such proposed acquisition, Astellas’ and Iveric Bio’s beliefs and expectations regarding the potential benefits sought to be achieved by Astellas’ proposed acquisition of Iveric Bio, the potential effects of the proposed acquisition on both Astellas and Iveric Bio, the expected benefits and success of Iveric Bio’s product candidates, the potential for and anticipated timing for approval of ACP, the anticipated financing of the proposed acquisition, and the anticipated timing of completion of the proposed acquisition, each of which involves substantial risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements.

Risks and uncertainties include, among other things, risks related to the ability of Iveric Bio and Astellas to complete the transactions contemplated by the merger agreement; the satisfaction or waiver of the conditions to closing the proposed acquisition set forth in the merger agreement (including the failure to obtain necessary regulatory approvals and failure to obtain the requisite vote by Iveric Bio stockholders) in the anticipated timeframe or at all, including the possibility that the proposed acquisition does not close; the timing and nature of regulatory filings for Iveric Bio’s product candidates, and the possibility of a termination of the merger agreement; the possibility that competing offers to acquire Iveric Bio may be made; risks related to the ability to realize the anticipated benefits of the proposed acquisition, including the possibility that the expected benefits from the acquisition will not be realized or will not be realized within the expected time period; the risk that Iveric Bio’s business and products will not be integrated with those of Astellas successfully; the effects of disruption from the transactions contemplated by the merger agreement on Iveric Bio’s business and the fact that the announcement and pendency of the transactions may make it more difficult to establish or maintain relationships with employees, suppliers and other business partners; negative effects of this announcement or the consummation of the proposed acquisition on the market price of Astellas’ or Iveric Bio’s common stock and/or operating results; significant transaction costs; unknown liabilities; the risk of litigation and/or regulatory actions related to the proposed acquisition or Iveric Bio’s business; risks related to the financing of the acquisition; other business effects and uncertainties, including the effects of industry, market, business, economic, political or regulatory conditions; future exchange and interest rates; changes in tax and other laws, regulations, rates and policies; future business combinations or disposals; the uncertainties inherent in research and development, including the ability to meet anticipated clinical endpoints, commencement and/or completion dates for clinical trials, regulatory submission dates, regulatory approval dates and/or launch dates, as well as the possibility of unfavorable new clinical data and further analyses of existing clinical data; risks associated with interim data; the risk that clinical trial data is subject to differing interpretations and assessments by regulatory authorities; whether regulatory authorities will be satisfied with the design of and results from the clinical studies; whether and when drug applications may be filed in any jurisdictions for Iveric Bio’s pipeline products; whether and when any such applications may be approved by regulatory authorities, which will depend on myriad factors, including making a determination as to whether the product’s benefits outweigh its known risks and determination of the product’s efficacy and, if approved, whether any such products will be commercially successful; decisions by regulatory authorities impacting labeling, manufacturing processes, safety or other matters that could affect the availability or commercial potential of such products; expectations regarding personnel and human capital matters; and competitive developments.

Moreover, Astellas and Iveric Bio operate in very competitive and rapidly changing environments, and new risks emerge from time to time. Astellas and Iveric Bio have based these forward-looking statements on their current expectations and projections about future events and trends that they believe may affect the financial condition, results of operations, business strategy, short-term and long-term business operations and objectives and financial needs of Astellas and Iveric Bio, but they cannot guarantee future events, results, actions, levels of activity, performance or achievements, business and market conditions, the timing and results of biotechnology development and potential regulatory approval. The foregoing factors are not exhaustive. You should also carefully consider other risks and uncertainties that may affect the business of Iveric Bio, including those described in the “Forward-Looking Statements”, “Summary of Principal Risk Factors”, and “Risk Factors” sections of Iveric Bio’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and other documents filed from time to time with the SEC, all of which are available on the SEC’s website at www.sec.gov. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements and Astellas and Iveric Bio assume no obligation to, and do not intend to, update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise, unless required by applicable law.

Additional Information and Where to Find It

In connection with the proposed acquisition, Iveric Bio will be filing documents with the SEC, including preliminary and definitive proxy statements relating to the proposed acquisition. This communication is not a substitute for the proxy statement or any other document which Iveric Bio may file with the SEC. The definitive proxy statement will be mailed to Iveric Bio’s stockholders in connection with the proposed acquisition. BEFORE MAKING ANY VOTING DECISION, IVERIC BIO’S INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PRELIMINARY AND DEFINITIVE PROXY STATEMENTS AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED ACQUISITION. Any vote in respect of resolutions to be proposed at Iveric Bio’s stockholder meeting to approve the proposed transaction or other responses in relation to the proposed transaction should be made only on the basis of the information contained in Iveric Bio’s proxy statement. Investors and security holders may obtain free copies of these documents (when they are available) and other related documents filed with the SEC at the SEC’s web site at www.sec.gov, and all documents filed by Iveric Bio with the SEC are available to all stockholders of Iveric Bio free of charge at https://investors.ivericbio.com/financial-information/sec-filings.

Participants in the Solicitation

Iveric Bio, and its directors, executive officers and other members of management and certain other people may be deemed to be participants in the solicitation of proxies in connection with the proposed acquisition. Information about Iveric Bio’s directors and executive officers is included in the proxy statement for Iveric Bio’s annual meeting of stockholders for 2023, filed with the SEC on April 5, 2023. Additional information regarding these persons and their interests in the merger will be included in the proxy statement relating to the proposed acquisition when it is filed with the SEC. These documents, when available, can be obtained free of charge from the sources indicated above.

Important Additional Information

This communication is for informational purposes only and is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of Iveric Bio common stock or any other securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the proposed acquisition or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.